Exhibit 99.1

Onity Group Inc.

ONITY GROUP ANNOUNCES CLOSING OF $200 MILLION SENIOR NOTES OFFERING

West Palm Beach, FL – (January 30, 2026) – Onity Group Inc. (NYSE: ONIT) (“Onity”) today announced that its subsidiaries, PHH Corporation and PHH Escrow Issuer LLC (the “Issuers”), closed their previously announced offering of 9.875% Senior Notes due 2029 (the “PHH Senior Notes”) in an aggregate principal amount of $200 million.

Glen A. Messina, Chair, President and CEO of Onity Group, said, “We opportunistically executed this debt offering to expand and strengthen our capital structure at attractive terms. We are pleased with the strong investor demand for this offering which reflects the continued confidence in our strategy and financial results. With an effective yield on this debt issuance of nearly 148 basis points lower than the original debt issuance in November 2024, we believe this transaction will provide greater financial flexibility to manage our leverage and invest in the growth of our business.”

The PHH Senior Notes were offered as an additional issuance of the Issuers’ 9.875% Senior Notes due 2029 and formed a single series of debt securities with the $500.0 million aggregate principal amount of such notes that were originally issued on November 6, 2024. The PHH Senior Notes were guaranteed on a senior secured basis by Onity and certain of PHH’s subsidiaries, including PHH Mortgage Corporation (“PMC”) and PHH Asset Services LLC (“PAS”).

The net proceeds from the offering will be used for general corporate purposes, including the repayment of mortgage servicing rights (MSR) indebtedness.

The PHH Senior Notes and the related guarantees were not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.

The PHH Senior Notes were sold only to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A of the Securities Act and to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer or sale of, any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Onity Group

Onity Group Inc. (NYSE: ONIT) is a leading non-bank financial services company providing mortgage servicing and originations solutions through its primary brands, PHH Mortgage and Liberty Reverse Mortgage. PHH Mortgage is one of the largest servicers in the country, focused on delivering a variety of servicing and lending programs to consumers and business clients. Liberty is one of the nation’s largest reverse mortgage lenders dedicated to providing loans that help customers meet their personal and financial needs. We are headquartered in West Palm Beach, Florida, with offices and operations in the United States, the U.S. Virgin Islands, India and the Philippines, and have been serving our customers since 1988.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology such as “will be” and references to goals, strategies, and agendas, although not all forward-looking statements contain these words. Forward-looking statements in this press release include statements relating to the debt issuance providing greater financial flexibility to manage leverage and invest in the growth of Onity’s business.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the timing for receipt of required consents to close our previously announced transaction with Finance of America Reverse LLC, the timing for receipt of required consents to transfer certain Rithm Capital Corp. (Rithm) assets, the size of the portfolio at the time of the Rithm transfer, Onity’s ability to restructure its operations in a timely and cost-effective manner in response to Rithm servicing transfers, Onity’s ability to identify and execute on alternative sources of revenue for its servicing business, Onity’s ability to adjust its liquidity management practices due to the reduction of servicing float balances associated with the Rithm agreements, the potential for ongoing disruption in the financial markets and in commercial activity generally as a result of U.S. and global political events, changes in monetary and fiscal policy, and other sources of instability; the impacts of inflation, employment disruption, and other financial difficulties facing our borrowers; the timing and amount of a release of the valuation allowance offsetting our net U.S. deferred tax asset; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover servicing advances, forward and reverse whole loans, future draws on existing reverse loans, and HECM and forward loan buyouts and put backs, as well as repay, renew and extend borrowings, borrow additional amounts as and when required, meet our MSR or other asset investment objectives and comply with our debt agreements, including the financial and other covenants contained in them; our ability to interpret correctly and comply with current or future liquidity, net worth and other financial and other requirements of regulators, the Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac) (together, the GSEs), and the Government National Mortgage Association (Ginnie Mae); the impact of cost-reduction initiatives on our business and operations; the impact of our rebranding initiative; the amount of senior debt or common stock that we may repurchase under any repurchase programs, the timing of such repurchases, and the long-term impact, if any, of repurchases on the trading price of our securities or our financial condition; breach or failure of Onity’s, our contractual counterparties’, or our vendors’ information technology or other security systems or privacy protections, including any failure to protect customers’ data, resulting in disruption to our operations, loss of income, reputational damage, costly litigation and regulatory penalties; our reliance on our technology vendors to adequately maintain and support our systems, including our servicing systems, loan originations and financial reporting systems, and uncertainty relating to our ability to transition to alternative vendors, if necessary, without incurring significant cost or disruption to our operations; the extent to which MSR Asset Vehicle LLC (MAV) will exercise its rights to sell MSRs subserviced by PHH and the impact to our subservicing portfolio; our ability to close acquisitions of MSRs and other transactions, including the ability to obtain regulatory approvals; our ability to grow our reverse servicing business; our ability to retain clients and employees of acquired businesses, and the extent to which acquisitions and our other strategic initiatives will contribute to achieving our growth objectives; increased servicing costs based on increased borrower delinquency levels or other factors; uncertainty related to past, present or future claims, litigation, cease and desist orders and investigations regarding our servicing, foreclosure, modification, origination and other practices brought by government agencies and private parties, including state regulators, the Consumer Financial Protection Bureau (CFPB), State Attorneys General, the Securities and Exchange Commission (SEC), the Department of Justice or the Department of Housing and Urban Development (HUD); the reactions of key counterparties, including lenders, the GSEs and Ginnie Mae, to our regulatory engagements and litigation matters; increased regulatory scrutiny and media attention; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to comply with our servicing agreements, including our ability to comply with the requirements of the GSEs and Ginnie Mae and maintain our seller/servicer and other statuses with them; our ability to fund future draws on existing loans in our reverse mortgage portfolio; our servicer and credit ratings as well as other actions from various rating agencies, including any future downgrades; as well as other risks and uncertainties detailed in our reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2024 and any current report or quarterly report filed with the SEC since such date. Onity’s forward-looking statements speak only as of the date they are made and Onity disclaims any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

For Further Information Contact:

Investors:

Valerie Haertel, VP, Investor Relations

(561) 570-2969

shareholderrelations@onitygroup.com

Media:

Dico Akseraylian, SVP, Corporate Communications

(856) 917-0066

mediarelations@onitygroup.com

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